Exhibit 10.3

DEED OF TRUST, SECURITY AGREEMENT, AND FINANCING STATEMENT

EWSD I LLC

as Grantor,

THE PUBLIC TRUSTEE OF THE COUNTY OF PUEBLO,

STATE OF COLORADO,

as Trustee,

and

SOUTHWEST FARMS, INC.,

as Lender

Dated as of August 7, 2015

SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE

PROPERTY IS OR IS TO BE AFFIXED TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A HERETO

THIS FINANCING STATEMENT IS A FIXTURE FILING UNDER § 4-9-502 OF THE COLORADO

REVISED STATUTES, AS AMENDED, AND IS TO BE FILED FOR RECORD, AMONG OTHER PLACES,

IN THE REAL ESTATE RECORDS

GRANTOR, EAST WEST SECURED DEVELOPMENTS, LLC’S FILE NUMBER: ARIZONA # L-1872160-3

DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

THIS DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Deed of Trust”) is made as of August 7, 2015, by EWSD I LLC, an Arizona limited liability company (referred to as “Grantor”), to the PUBLIC TRUSTEE OF PUEBLO COUNTY, COLORADO (“Trustee”), for the use and benefit of SOUTHWEST FARMS, INC., a Colorado corporation (“Lender”).

1. CONVEYANCE AND SECURED OBLIGATIONS.

1.1 Conveyance. For purposes of securing payment and performance of the Secured Obligations defined and described in Section 1.2 below, Grantor hereby grants, bargains, sells and conveys to the Trustee, in trust forever, for the use and benefit of Lender, and subject to all provisions hereof, all estate, right, title, and interest which Grantor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the “Property”):

(a) The real property located in the County of Pueblo, State of Colorado, commonly known as 214 39th Lane, Pueblo, Colorado 81006, and more particularly described in Exhibit A attached hereto, together with all existing and future easements and rights affording access to it (the “Land”).

(b) All buildings, structures and improvements currently constructed, or to be constructed on the Land (the “Improvements”).

(c) All existing and future appurtenances, privileges, easements, franchises, and tenements of the Land, including all minerals, oil, gas, other hydrocarbons, and associated substances, sulphur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under, or produced from any part of the Land; all development rights and credits, air rights, water, water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), water stock (including, without limitation, six (6) shares in Arkansas Groundwater Users Association evidenced by Stock Certificate No. 280), well rights (including, without limitation, the wells related to the following well permit numbers: 1405131, 1405132, 1405133, 1405134, 140135 and 1405208), and ditch rights; and any land lying in the streets, roads, or avenues, open or proposed, in front of or adjoining the Land and Improvements.

(d) All existing and future leases, subleases, subtenancies, licenses, occupancy agreements, and concessions, if any (“Leases”), relating to the use and enjoyment of all or any part of the Land and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such Leases.

(e) All fixtures, equipment, and machinery now or later to be attached to, or used in connection with the use, enjoyment, occupancy, or operation of all or any part of the Land and Improvements, including all pumping plants, engines, pipes, ditches, and flumes, pivot sprinklers, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration, and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust.

(f) All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements, or the other property described above into cash or liquidated claims, including proceeds from the sale or other disposition of the Land, Improvements, or other property described herein, including, but not limited to, all present and future Leases, right to payment of money as well as proceeds of all present and future fire, hazard, or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding and all causes of action and their proceeds for any damage or injury to the Land, Improvements, or the other property described above or any part of them.

(g) All proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

12 Secured Obligations. This Deed of Trust is made for the purpose of securing the following obligations (the “Secured Obligations”) in any order of priority that Lender may choose:

(a) Payment of all obligations at any time owing under that certain Secured Promissory Note issued by Grantor, East West Secured Developments, LLC, an Arizona limited liability company, Brian Loiselle, an individual, and Todd Johnson, an individual (collectively, jointly and severally, the “Borrower”), as maker, and payable to the order of Lender, dated of even date herewith, in the stated principal amount of $3,670,000 to the order of Lender (the “Note”).

(b) Payment and performance of all obligations of Grantor under this Deed of Trust.

(c) Payment and performance of any obligations of Grantor under the Assignment of Rents and Leases and any other documents executed by Borrower or any guarantor in connection with the loan evidenced by the Note (collectively, the “Loan Documents”).

(d) Payment and performance of all future advances and other obligations that Borrower or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety, or guarantor) for the benefit of Lender, when a writing evidences the parties’ agreement that the advance or obligations be secured by this Deed of Trust.

(e) Payment and performance of all modifications, amendments, extensions, and renewals, however evidenced, of any of the Secured Obligations.

All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. These terms include any provisions in the Note which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

In addition to any other debt or obligation secured hereby, this Deed of Trust shall also secure unpaid balances of advances heretofore and hereafter made with respect to the Property, for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Property.

2. ASSIGNMENT OF RENTS. As an inducement to Lender to make the loan evidenced by the Note, Grantor has contemporaneously herewith executed and delivered to Lender an Assignment of Rents and Leases with respect to the Property.

3. GRANT OF SECURITY INTEREST.

3.1 Security Agreement. The parties acknowledge that some of the Property and some or all of the Rents (as defined in the Assignment of Rents and Leases) may be determined under applicable law to be personal property or fixtures. To the extent that any Property or Rents may be personal property, Grantor, as debtor, hereby grants Lender, as secured party, a security interest in all such Property and Rents, to secure payment and performance of the Secured Obligations. This Deed of Trust constitutes a security agreement under the Uniform Commercial Code of the State of Colorado, as amended from time to time (the “Code”), covering all such Property and Rents.

3.2 Financing Statements. Pursuant to Section 4-9-509 of the Code, Grantor hereby authorizes Lender to file such financing statements and/or amendments thereto, required from time to time, to perfect or continue the perfection of Lender’s security interest in any Property or Rents. Grantor shall pay all fees and costs that Lender may incur in filing such documents in public offices and in obtaining such record searches as Lender may reasonably require. In case Grantor fails to execute any financing statements or other documents requested by Lender for the perfection or continuation of any security interest, Grantor hereby appoints Lender as its true and lawful attorney-in- fact to execute any such documents on its behalf.

3.3 Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing under Colorado Revised Statutes Sections 4-9-334 and 4-9-502, as amended or recodified from time to time, covering any of the Property which now is or later may become fixtures attached to the Land or the Improvements. The addresses set forth in Section 7.2 below are the mailing addresses of Grantor, as debtor, under the Code, and Lender, as secured party, under the Code.

4. REPRESENTATIONS, COVENANTS AND AGREEMENTS.

4.1 Good Title. Grantor covenants that it is lawfully seized of the Property, that the same is unencumbered except for those matters listed on Exhibit B attached hereto to which the interest of the Grantor in the Property may be subject (the “Permitted Exceptions”), and that it has good right, full power and lawful authority to convey and mortgage the same, and that it will warrant and forever defend the Property and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

4.2 First Lien Status. Grantor shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Exceptions is asserted against the Property, Grantor shall promptly, at its expense: (a) give Lender a detailed written notice of such lien or security interest (including origin, amount and other terms); and (b) promptly discharge such lien or security interest unless Grantor: (i) agrees in writing to the payment of the obligation secured by the lien or security interest in a manner acceptable to Lender, but only for so long as Grantor is performing such agreement; (ii) contests the lien or security interest in good faith by, or defends against enforcement of the lien or security interest in, legal proceedings which in Lender’s opinion operate to prevent the enforcement of the lien or security interest while those proceedings are pending, but only until such proceedings are concluded; or (iii) secures from the holder of the lien or security interest an agreement satisfactory to Lender subordinating the lien or security interest to this Deed of Trust. Lender may give Grantor a notice identifying any lien or security interest that is asserted against the Property and is not a Permitted Exception. Within fifteen (15) days of the date on which that notice is given, Grantor shall satisfy the lien or security interest or take one or more of the actions described in the foregoing provisions of this Section.

4.3 Maintenance of Rights of Ways. Easements and Licenses. Grantor shall maintain all rights of way, easements, grants, privileges, license, certificates, permits, entitlements, and franchises necessary for the use of the Property and will not, without the prior written consent of Lender, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Property. Grantor shall comply with all restrictive covenants affecting the Property, and all zoning ordinances and other public or private restrictions as to the use of the Property.

4.4 Inspection. Grantor shall permit Lender, and its agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Property and conduct such environmental and engineering studies as Lender may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Property.

4.5 Insurance. Grantor covenants to keep all Improvements and other insurable structures, if any, on the Property continuously insured, at the cost of Grantor, against perils covered by a standard fire insurance policy with endorsements for extended coverage, vandalism, malicious mischief, and optional perils; or, at the choice of the Grantor, to keep in force a standard all risk policy. In any case, such coverage shall be provided by one or more companies authorized to issue insurance in the State of Colorado and the amount of the coverage shall be equal to the full insurable value of all the Improvements and other insurable structures, unless Lender agrees in writing to a lower amount of coverage. Lender shall be named as an additional insured of all such policies under a standard mortgagee clause. Each such policy also shall contain a provision requiring written notice to Lender at least thirty (30) days prior to the effective date of any cancellation or non-renewal of the policy. Grantor shall furnish to Lender, within ten (10) days after Lender’s request, evidence of Grantor’s compliance with this Section, including without limitation, certificate of insurance confirming the existence of the required insurance coverage and the naming of Lender as an additional insured thereunder

4.6 Stamp Tax. If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Grantor, any tax is due or becomes due in respect of the issuance of the Note, or recording of this Deed of Trust, Grantor covenants and agrees to pay such tax in the manner required by any such law. Grantor further covenants to hold harmless and agrees to indemnify Lender and its successors or assigns, against any liability incurred by reason of the imposition of any tax on the issuance of the Note, or recording of this Deed of Trust.

4.7 Changes in Taxation. In the event of the enactment after this date of any law of the State in which the Property is located or any political subdivision thereof deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Lender’s interest in the Property, or the manner of collection of taxes, so as to affect this Deed of Trust or the Secured Obligations, then Grantor, upon demand by Lender, shall pay such taxes or assessments, or reimburse Lender therefor; provided, however, that if in the opinion of counsel for Lender (a) it might be unlawful to require Grantor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Lender may elect, by notice in writing given to Grantor, to declare all of the Secured Obligations to be and become due and payable sixty (60) days from the giving of such notice.

4.8 Subrogation. Lender shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Lender in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

4.9 Notice of Change. Grantor shall give Lender prior written notice of any change in: (a) its state of organization; (b) the location of any of the Property, including the Books and Records; and (c) Grantor’s name or entity structure. Unless otherwise approved by Lender in writing, all Property that consists of personal property will be located on the Land.

4.10 Releases, Extensions, Modifications and Additional Security. From time to time, Lender may perform any of the following acts without incurring any liability or giving notice to any person: (a) release any person liable for payment of any Secured Obligation; (b) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation; (c) accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; (d) alter, substitute or release any property securing the Secured Obligations; (e) consent to the making of any plat or map of the Property or any part of it; (f) join in granting any easement or creating any restriction affecting the Property; or (g) join in any subordination or other agreement affecting this Deed of Trust or the lien created by it.

4.11 Due on Sale or Encumbrance. Until the Secured Obligations and all other indebtedness hereunder have been paid in full and all of Borrower’s obligations have been fully discharged, Grantor shall not, without receiving the prior written consent of Lender, assign, transfer or convey any of its right, title and interest in any property, whether real or personal, which is encumbered by the Loan Documents; create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any property encumbered by the Loan Documents (other than liens arising from work the cost of which is being properly contested in accordance with the terms hereof); or create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any other property or assets which it now owns or hereafter acquires.

4.12 Casualty/Condemnation.

(a) Lender’s Election to Apply Insurance and Condemnation Proceeds to Indebtedness. In the event of any loss or damage to any portion of the Property due to fire or other casualty, Lender shall have the right, but not the obligation, to settle insurance claims for more than $10,000 and if Lender elects not to settle such claim then Grantor shall settle such claim and such settlement shall be subject to Lender’s prior written approval. Grantor shall have the right to settle claims for less than such amount, provided that Lender shall have the right to settle any claim that Grantor has not settled on or before 120 days after the date of such loss. If (1) no Event of Default has occurred hereunder or under the Loan Documents at the time of such casualty or condemnation and at the time of such casualty or condemnation and at the time such proceeds would be disbursed; (2) no payment default has occurred during the preceding twelve (12) months; (3) no non-monetary default has occurred that has been noticed and remained uncured beyond the applicable cure period; and (4) Grantor complies with all conditions set forth in Subsection 4.12(b) below, Lender may, but shall have no obligation to, permit the use of the insurance or condemnation proceeds to rebuild the Property or to remedy the effect of the condemnation, as the case may be.

(b) Grantor’s Obligation to Rebuild and Use of Proceeds Therefor. Lender shall have the right (but not the obligation) to settle, collect and retain such proceeds, and after deduction of all expenses of collection and settlement, including attorneys’ and adjusters’ fees and expenses, to release the same to Grantor periodically provided that Grantor shall:

(1) Expeditiously repair and restore all damage to the portion of the Property in question resulting from such fire or other casualty, so that the Property will be completed in accordance with applicable plans and specifications; and

(2) If the proceeds of fire or casualty insurance are, in Lender’s sole reasonable judgment, insufficient to complete the repair and restoration of the buildings, structures and other improvements constituting the Property, then Grantor shall promptly deposit with Lender the amount of such deficiency.

Any request by Grantor for a disbursement by Lender of fire or casualty insurance proceeds and funds deposited by Grantor pursuant to this Subsection 4.12(b) and the disbursement thereof shall be conditioned upon Grantor’s compliance with, and satisfaction of, the same conditions precedent as would be applicable in connection with construction loans made by institutional lenders for projects similar to the Property, including approval of plans and specifications, submittal of evidence of completion, updated title insurance, lien waivers, and other customary safeguards.

4.13 No Demolition. Grantor shall not demolish any material portion of the Property, or any exterior material improvements thereon, without obtaining the prior written approval of Lender, such approval not to be unreasonably withheld and provided, that, such demolition will not materially impair the value of the Property.

4.14 Leases. Grantor shall furnish to Lender true, complete and correct copies of any and all leases, subleases or similar agreements for the use or occupancy of all or any portion of the Property, together with any modifications, amendments, extensions or terminations thereof, within thirty (30) days after the mutual execution of such instruments.

4.15 Financial Statements. Within one hundred twenty (120) days after the end of each fiscal year of Grantor, Grantor shall provide to Lender copies of Grantor’s annual financial statements prepared by an independent certified accountant or otherwise certified by an officer of Grantor as being true and accurate. Additionally, Grantor shall cause each other Borrower to furnish to Lender within one hundred twenty (120) day after the end of each calendar year, an annual financial statement of each Borrower, certified as being true and accurate by the applicable Borrower. With respect to any lease of any portion of the Property, Grantor shall cause the annual financial statements of the tenant under such lease to be provided to Lender within one hundred twenty (120) days after the end of such tenant’s fiscal year.

4.16 Improvements or Alterations to Property. Grantor shall not make, or permit or consent to, any improvements or alterations to the interior or exterior of the Property without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, so long as the proposed improvements or alterations do not materially and adversely impact the value of the Property. Grantor shall provide Lender with copies of all proposed plans and specifications for any proposed improvements or alterations to the Property for review by Lender. In the event Lender provides its consent to any proposed alterations or improvements to the Property, Grantor shall cause such improvements or alterations to be made at its sole cost and expense and in compliance with all applicable laws, rules, regulations and ordinances.

4.17 Compliance with Laws; Prohibited Uses. Grantor shall use and maintain the Property in compliance with all laws, ordinances, rules and regulations applicable to the use or ownership of the Property.

5. DEFAULTS AND REMEDIES.

5.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an “Event of Default” hereunder:

(a) Any failure to pay any principal or interest under the Note when the same shall become due and payable and such failure continues for five (5) days after notice thereof to Borrower, or the failure to pay any other sum due under the Note, this Deed of Trust, or any other Loan Document when the same shall become due and payable and such failure continues for five (5) days after notice thereof to Borrower. No notice, however, shall be required after maturity of the Note.

(b) Any failure or neglect to perform or observe any of the covenants, conditions or provisions of this Deed of Trust, the Note, any other Loan Document, or any other document or instrument executed or delivered in connection with the loan (other than a failure or neglect described in one or more of the other provisions of this Section 5.1) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty (30) days after notice thereof to Borrower.

(c) Any warranty, representation or statement contained in this Deed of Trust, in the Note, or in any other Loan Document or any other document or instrument executed or delivered in connection with the loan, or made or furnished to Lender by or on behalf of Borrower, that shall be or shall prove to have been false when made or furnished.

(d) The filing by any Borrower or any guarantor of the loan (or against any Borrower or such guarantor to which such Borrower or such guarantor acquiesces or that is not dismissed within 45 days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to any Borrower or such guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of any Borrower or such guarantor.

(e) The admission in writing by any Borrower or any guarantor of the loan that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

(f) The death or incapacity of any Borrower or any guarantor of the loan, if an individual, or the liquidation, termination or dissolution of any Borrower or any such guarantor, if a corporation, limited liability company, partnership or joint venture.

(g) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance, other than any lien or encumbrance permitted by the Deed of Trust, against any portion of any collateral or security for the loan, that is not removed or released within 30 days after its creation.

(h) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of any collateral or security for the loan, which is not dismissed within 30 days after its institution.

(i) The occurrence of any event of default under the Note, any of the other Loan Documents, or any other document or instrument executed or delivered in connection with the loan and the expiration of any applicable notice and cure period.

(j) The occurrence of any event of default and the expiration of any applicable notice and cure period under any document or instrument given by any Borrower, by any entity owned by Borrower or, if Borrower is a corporation, limited liability company, partnership or trust, by any entity owned by the same persons or entities that own Borrower, in connection with any other indebtedness or obligation of Borrower or such entity to Lender, Lender’s subsidiaries or affiliates or their respective successors or assigns, whether or not the other indebtedness or obligation is related to the Property or other property secured by this loan.

(k) The occurrence of any adverse change in the financial condition of any Borrower or any guarantor that Lender, in its reasonable discretion, deems material, and, as a result thereof, Lender in good faith shall believe that the prospect of payment or performance of the loan is impaired, and such condition is not remedied within thirty (30) days after written notice thereof to Borrower.

5.2 Remedies. At any time after an Event of Default, Lender shall be entitled to invoke any and all of the rights and remedies described below, in addition to all other rights and remedies available to a mortgagee at law or in equity. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

(a) Acceleration. Lender may declare any or all of the Secured Obligations to be due and payable immediately.

(b) Receiver. Lender shall, as a matter of right, without notice and without giving bond to Grantor, or anyone claiming by, under or through Grantor, and without regard for the solvency or insolvency of Borrower or the then value of the Property, to the extent permitted by applicable law, be entitled to have a receiver appointed for all or any part of the Property and the Rents, and the proceeds, issues and profits thereof, with the rights and powers referenced below and such other rights and powers as the court making such appointment shall confer, and Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Such receiver shall have all powers and duties prescribed by law and as set forth in the Assignment of Leases and Rents, all other powers which are necessary or usual in such cases for the protection, possession, control, management and operation of the Property, and such rights and powers as Lender would have, upon entering and taking possession of the Property under Subsection 5.2(c) below. The appointment of any such receiver shall be permitted in an ex parte proceeding and without the requirement for the posting of a bond or other security.

(c) Entry. Lender, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Lender may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include taking and possessing all of Grantor’s, or the then owner’s, books and records; entering into, enforcing, modifying or canceling Leases on such terms and conditions as Lender may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Lender; completing any unfinished construction; and/or contracting for and making repairs and alterations. If Lender so requests, Grantor shall assemble all of the Property that has been removed from the Land and make all of it available to Lender at the site of the Land. Grantor hereby irrevocably constitutes and appoints Lender as Grantor’s attorney-in-fact to perform such acts and execute such documents as Lender in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Grantor’s name on any instruments.

(d) Cure: Protection of Security. Lender may cure any breach or default of Grantor, and if it chooses to do so in connection with any such cure, Lender may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Lender under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Lender’s sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Lender to be conclusive as among the parties to this Deed of Trust; paying any then due taxes relating to the Property; obtaining insurance and/or paying any premiums or charges for insurance required to be carried hereunder; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Lender. Lender may take any of the actions permitted under this Subsection 5.2(d) either with or without giving notice to any person. Any amounts expended by Lender under this Subsection 5.2(d) shall be secured by this Deed of Trust.

(e) Uniform Commercial Code Remedies. Lender may exercise any or all of the remedies granted to a secured party under the Code.

(f) Foreclosure: Lawsuits. Lender may foreclose this Deed of Trust, insofar as it encumbers the Property, either by judicial action or through a public trustee foreclosure sale through the Trustee in the manner provided by statute. All fees, costs and expenses of any kind incurred by the Trustee and/or Lender in connection with, or preparation for, foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals, engineering or environmental testing and evaluations of the Property obtained by Lender, all costs of any receivership for the Property advanced by Lender, and all reasonable attorneys’, legal assistants’ and consultants’ fees, expert’s evidence, stenographer’s charges, publication costs, (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) costs of procuring all such abstracts of title, title searches, title insurance policies, and similar data with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale the true condition of title to or value of the Property, incurred by Lender shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Borrower to Lender at any foreclosure sale. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Property and the maintenance of the lien of this Deed of Trust, including the reasonable fees of any attorney employed by Lender in any litigation or proceeding affecting this Deed of Trust, the Note or the Property, including probate, bankruptcy proceedings, proceedings to obtain a receiver, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Borrower, with interest thereon at the Default Rate (as defined in the Note) and shall be secured by this Deed of Trust.

(g) Other Remedies. Lender may exercise all rights and remedies contained in any other instrument, document, agreement or other writing heretofore, concurrently or in the future executed by Borrower or any other person or entity in favor of Lender in connection with the Secured Obligations or any part thereof, without prejudice to the right of Lender thereafter to enforce any appropriate remedy against Borrower. Lender shall have the right to pursue all remedies afforded to a mortgagee under the law of the State in which the Property is located and any other applicable law, and shall have the benefit of all of the provisions of the law of the State in which the Property is located and such applicable law, including all amendments thereto which may become effective from time to time after the date hereof. In the event any provision of such law which is specifically referred to herein may be repealed, Lender shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference.

(h) Power of Sale for Personal Property. Under this power of sale, Lender shall have the discretionary right to cause some or all of the Property, which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law. For purposes of this power of sale, Lender may elect to treat as personal property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage. If it chooses to do so, Lender may dispose of any personal property, in any manner permitted by Article 9 of the Code, including any public or private sale, or in any manner permitted by any other applicable law.

(i) Single or Multiple Foreclosure Sales. If the Property consists of more than one lot, parcel or item of property, Lender may:

(1) designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

(2) elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale, or by the Trustee through the power of sale granted herein; or through two or more such sales or dispositions; or in any other manner Lender may deem to be in its best interests (any foreclosure sale or disposition as permitted by the terms hereof is sometimes referred to herein as a “Foreclosure Sale” and any two or more such sales, “Foreclosure Sales”).

If it chooses to have more than one Foreclosure Sale, Lender, at its option, may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens of this Deed of Trust on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

5.3 Application of Foreclosure Sale Proceeds. The proceeds of any Foreclosure Sale shall be applied in the following manner or as otherwise required by law;

(a) First, to pay the portion of the Secured Obligations attributable to the expenses of sale, including the fees and expenses of the officer conducting the sale, costs of any action and any other sums for which Borrower is obligated to reimburse Lender hereunder or under the other Loan Documents.

(b) Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Lender under the terms of this Deed of Trust which then remain unpaid.

(c) Third, to pay all other Secured Obligations in any order and proportions as Lender in its sole discretion may choose.

(d) Fourth, to remit the remainder, if any, to the person or persons entitled to it.

5.4 Application of Rents and Other Sums. Lender shall apply any and all Rents (as defined in the Assignment of Rents and Leases) collected by it, and any and all sums (other than proceeds of a Foreclosure Sale) which Lender may receive or collect under Section 5.2, in the following manner:

(a) First, to pay any expenses of the receivership (including reasonable attorneys’ fees incurred by the receiver and by Lender).

(b) Second, to pay the portion of the Secured Obligations attributable to the costs and expenses of maintenance, operation and collection that may be incurred by Lender or any receiver.

(c) Third, to pay all other Secured Obligations in any order and proportions as Lender in its sole discretion may choose or any deficiency which may result from any Foreclosure Sale.

(d) Fourth, to pay the remainder, if any, in such manner as the court may direct.

(e) Fifth, to remit the remainder, if any, to the person or persons entitled to it.

Lender shall have no liability for any funds which it does not actually receive.

5.5 Prepayment. Borrower shall have the option to prepay the Note, in full or in part, at any time in accordance with the terms set forth in the Note.

6. RELEASE OF LIEN. If Borrower shall fully pay all of the Secured Obligations and comply with all of the other terms and provisions hereof to be performed and complied with by Borrower, then Lender shall request the release of this Deed of Trust and the lien thereof by proper instrument upon payment and discharge of all of the Secured Obligations and payment of any filing fee in connection with such release.

7. MISCELLANEOUS PROVISIONS.

7.1 Additional Provisions. The Loan Documents fully state all of the terms and conditions of the parties’ agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Lender and contain further agreements and affirmative and negative covenants by Borrower which apply to this Deed of Trust and the Property.

7.2 Notices. All notices or demands to be given under this Deed of Trust shall be in writing and delivered personally or deposited in the United States mail, certified or registered mail, with return receipt requested, postage prepaid or by reputable overnight courier, addressed as follows:

If to Lender:	Southwest Farms, Inc.

If to Grantor and/or Borrower:	EWSD I LLC

7.3 Remedies Not Exclusive. No action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note. Lender shall be entitled to enforce payment and performance of any of the Secured Obligations and to exercise all rights and powers under this Deed of Trust or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or other powers herein contained, shall prejudice or in any manner affect Lender’s right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Deed of Trust and any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No waiver of any default of the Grantor hereunder shall be implied from any omission by Lender to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. No acceptance of any payment of any one or more delinquent installments which does not include interest at the penalty or Default Rate (as defined in the Note) from the date of delinquency, together with any required late charge, shall constitute a waiver of the right of Lender at any time thereafter to demand and collect payment of interest at such Default Rate or of late charges, if any.

7.4 Waiver of Statutory Rights. To the extent permitted by law, Grantor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws,” now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Property marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. To the extent permitted by law, Grantor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on its behalf and on behalf of each and every person, except decree or judgment creditors of Grantor, acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust.

7.5 Estoppel Affidavits. Grantor, within five (5) days after written request from Lender, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Secured Obligations and whether or not any offsets or defense exists against such Secured Obligations, and covering such other matters as Lender may reasonably require.

7.6 Merger. No merger shall occur as a result of Lender’s acquiring any other estate in or any other lien on the Property unless Lender consents to a merger in writing.

7.7 Binding on Successors and Assigns. This Deed of Trust and all provisions hereof shall be binding upon Grantor and all persons claiming under or through Grantor, and shall inure to the benefit of Lender and its successors and assigns.

7.8 Captions. The captions and headings of various paragraphs of this Deed of Trust are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

7.9 Severability. If all or any portion of any provision of this Deed of Trust shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provisions or portion thereof were not contained herein.

7.10 Effect of Extensions of Time and Amendments. If the payment of the Secured Obligations or any part thereof be extended or varied or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Property, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse, if any, against all such persons being expressly reserved by Lender, notwithstanding such extension, variation or release. Nothing in this Section 7.10 shall be construed as waiving any provision contained herein or in the other Loan Documents which provides, among other things, that it shall constitute an Event of Default if the Property be sold, conveyed, or encumbered.

7.11 Applicable Law. This Deed of Trust shall be governed by and construed under the internal laws of the State of Colorado.

7.12 Gender. In this Deed of Trust, whenever the context so requires, the masculine gender shall include the feminine or neuter and the singular number shall include the plural and conversely in each case. If there is more than one party constituting the Borrower, all obligations of each Borrower hereunder shall be joint and several.

7.13 Jurisdiction; Venue. Grantor irrevocably submits to the nonexclusive jurisdiction of any Federal court sitting in the State of Colorado and any state court sitting in the County of Pueblo, Colorado, over any suit, action or proceeding arising out of or relating to this Deed of Trust. Grantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum.

7.14 Jury Waiver. WAIVER OF TRIAL BY JURY-GRANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG GRANTOR AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DEED OF TRUST OR ANY OTHER DOCUMENT REFERENCED HEREIN. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED IN THIS DEED OF TRUST AND THE OTHER DOCUMENTS REFERENCED HEREIN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has executed this Deed of Trust as of the date first written above.

Signature Page to Deed of Trust